POWER OF ATTORNEY

      KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clifford G. Brockmyre II as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto, which amendments may make such changes in this Registration Statement as such agent deems appropriate, and to file any new registration statement (and any post-effective amendment thereto) which registers additional securities of the same class and for the same offering as this Registration Statement in accordance with Rule 462(b) under the Securities Act (each, a "462(b) Registration Statement"), and the Registrant and each such person hereby appoints each such Agent as attorney-in-fact to execute in the name and on behalf of the Registrant and each such person, individually and in each capacity stated below, any such amendments to this registration statement and any such 462(b) Registration Statements, and other documents in connection therewith, with the Commission.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on December 12, 2000.

            Signature                                  Title
                                        ----------------------------------------


     /s/ Clifford G. Brockmyre II       President, Chief Executive Officer and
--------------------------------------  Chairman of the Board (Principal
     Clifford G. Brockmyre II           Executive Officer)


     /s/ Bruce J. Garreau               Chief Financial Officer
--------------------------------------  (Principal Financial and Accounting
     Bruce J. Garreau                   Officer)


     /s/ J. Terence Feeley              Director
--------------------------------------
     J. Terence Feeley


     /s/ Brian Q. Corridan              Director
--------------------------------------
     Brian Q. Corridan


     /s/ William G. Lyons III           Director
--------------------------------------
     William G. Lyons III


     /s/ Michael S. Smith               Director
--------------------------------------
     Michael S. Smith


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